Exhibit 10.23

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of [    ], 2015, among SKINNYPOP POPCORN LLC (formerly known as TA MIDCO 1, LLC), a Delaware limited liability company (the “Borrower”), AMPLIFY SNACK BRANDS, INC. (formerly known as TA HOLDINGS 1, INC.), a Delaware corporation (“Holdings”), the Lenders party hereto, and JEFFERIES FINANCE LLC, as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders (each such Lender party to the Credit Agreement immediately prior to giving effect to this Fourth Amendment, an “Existing Lender”), the Administrative Agent and the other parties thereto are parties to that certain Credit Agreement, dated as of July 17, 2014 (as amended by that certain First Amendment to Credit Agreement, dated as of August 18, 2014, that certain Second Amendment to Credit Agreement, dated as of December 23, 2014 and that certain Third Amendment to Credit Agreement, dated as of May 29, 2015, the “Credit Agreement”);

WHEREAS, the Borrower has previously notified the Administrative Agent that it intends to enter into that certain Tax Receivable Agreement, dated as of [ ], 2015, between Holdings and [stockholder representative] (the “Tax Receivable Agreement”);

WHEREAS, each of the Borrower, the Administrative Agent and each Lender party hereto desires to amend the Credit Agreement to, among other things, (i) permit the transactions contemplated by the Tax Receivable Agreement and effect certain amendments to the Credit Agreement in connectin therewith as set forth herein and (b) pay fees and expenses incurred in connection with the foregoing and in connection with this Fourth Amendment (collectively, the “Transactions”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders consent to the Transactions and the amendment of certain terms and provisions of the Credit Agreement as set forth herein, and, subject to the satisfaction of the conditions set forth herein, the Administrative Agent and the Lenders signatory hereto are willing to do so, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

I. Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section V.E hereof, on and as of the Fourth Amendment Effective Date, the Credit Agreement is hereby amended as follows:

A. Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in the proper alphabetical order:

““Fourth Amendment” means the Fourth Amendment to Credit Agreement, dated as of the Fourth Amendment Effective Date, by and among the Borrower, Holdings, the Administrative Agent, and the Lenders party thereto.”

““Fourth Amendment Effective Date” means the effective date of the Tax Receivable Agreement.”

““Tax Receivable Agreement” means that certain Tax Receivable Agreement, dated as of date of the initial public offering of Holdings contemplated by and made pursuant to that certain Form S-1 Registration Statement filed with the Securities and Exchange Commission on June 26, 2015, between Holdings and [stockholder representative].”

B. The definition of “Excess Cash Flow” in Section 1.01 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (b)(xv) thereof, deleting “.” at the end of clause (b)(xvi) and inserting “; and” in its place and inserting the following new clause (b)(xvii) at the end thereof:

“(xvii) the amount of Restricted Payments made in cash during such period pursuant to Section 6.06(a)(xix).”

C. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Indebtedness” set forth therein in its entirety as follows:

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) trade accounts payable in the ordinary course of business, (ii) any earn-out obligation until such obligation is not paid after becoming due and payable or such obligation is reflected on the balance sheet in accordance with GAAP and (iii) accruals for payroll and other liabilities accrued in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all obligations of such Person under Swap Agreements, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (k) all obligations of such Person with respect to the redemption, repurchase, repayment, return of capital or other similar obligations in respect of Disqualified Equity Interests; provided that the term “Indebtedness” shall not include (w) deferred or prepaid revenue, (x) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranty or other unperformed obligations of the seller in the ordinary course of business, (y) for the avoidance of doubt, any Qualified Equity Interests or (z) Indebtedness, any liability or any other obligations arising under the Tax Receivable Agreement. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of Indebtedness of any Person shall for purposes of clause (e) above (unless such Indebtedness has been assumed by such Person) be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) the fair market value of the property encumbered thereby as determined by such Person in good faith.

D. Section 6.06(a) of the Credit Agreement is hereby amended by deleting “and” at the end of clause (xvii) thereof, inserting “and” after the “;” at the end of clause (xviii) thereof and inserting the following new clause (xix) at the end thereof:

“(xix) the Borrower and Holdings may make Restricted Payments pursuant to the Tax Receivable Agreement.”

E. Section 6.07 of the Credit Agreement is hereby amended by deleting “and” at the end of clause (xvii) thereof, deleting “.” at the end of clause (xviii) and inserting “; and” in its place and inserting the following new clause (xix) at the end thereof:

“(xix) transactions pursuant to the Tax Receivable Agreement.”

F. Section 6.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 6.09 Amendment of Junior Financing, Organizational Documents and the Tax Receivable Agreement. Neither Holdings nor the Borrower will, nor will they permit any Restricted Subsidiary to, (x) amend, modify, waive, terminate or release (a) the documentation governing any Junior Financing in violation of any subordination or intercreditor agreement applicable thereto or (b) any Organizational Document, if the effect of such amendment, modification, waiver, termination or release is materially adverse to the Lenders or (y) amend, modify or waive any terms of the Tax Receivable Agreement if the effect of such amendment, modification or waiver is materially adverse to the Lenders (it being agreed and understood that any amendment or modification to the “Tax Benefit Payment” (as defined in the Tax Receivable Agreement) that materially increases the Tax Benefit Payment shall be deemed materially adverse to the Lenders).”

II. Consent and Acknowledgment. As of the Fourth Amendment Effective Date, in reliance upon the representations and warranties of the Loan Parties set forth in the Credit Agreement and in this Fourth Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, the Administrative Agent and the Lenders signatory hereto consent to the amendments to the Credit Agreement as set forth in Section I of this Fourth Amendment.

III. Miscellaneous Provisions.

A. In order to induce the undersigned to enter into this Fourth Amendment, each Loan Party hereby represents and warrants to the Lenders on and as of the Fourth Amendment Effective Date that:

1. Each Loan Party is duly organized, validly existing and in good standing (to the extent such concept exists in the relevant jurisdictions) under the laws of the jurisdiction of its organization, has the corporate or other organizational power and authority to, except as would not reasonably be expected to have a Material Adverse Effect, carry on its business as now conducted and as proposed to be conducted and to execute, deliver and perform its obligations under this Fourth

Amendment and to effect the Transactions and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

2. The performance of this Fourth Amendment is within such Loan Party’s organizational powers and has been duly authorized by all necessary corporate or other organizational action on the part of such Loan Party. This Fourth Amendment has been duly executed and delivered by such Loan Party and constitutes, and each other Loan Document to which such Loan Party is a party as of the date hereof, constitutes, a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

3. The performance of the transactions contemplated by this Fourth Amendment and the execution and delivery of this Fourth Amendment (a) do not require any consent, exemption, authorization or approval of, registration or filing with, or any other action by, any Governmental Authority or third party, except (i) such as have been obtained or made and are in full force and effect and (ii) consents, approvals, exemptions, authorizations, registrations, filings, permits or actions the failure of which to obtain or perform would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate the Organizational Documents of such Loan Party, (c) will not violate or result in a default or require any consent or approval under any indenture, instrument, agreement, or other document binding upon such Loan Party or its property or to which such Loan Party or its property is subject, or give rise to a right thereunder to require any payment to be made by such Loan Party, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect, (d) will not violate any Requirements of Law, except for violations that could not reasonably be expected to have a Material Adverse Effect, and (e) will not result in the creation or imposition of any Lien on any property of such Loan Party, except Liens created by the Security Documents and Liens permitted under the Loan Documents.

B. This Fourth Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

C. This Fourth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed signature page of this Fourth Amendment by facsimile transmission or other electronic transmission (including .pdf) shall be as effective as delivery of a manually executed counterpart thereof.

D. The parties hereto hereby acknowledge and agree that this Fourth Amendment is a Loan Document and is subject to Sections 9.09 and 9.10 of the Credit Agreement, the terms of which are incorporated by reference herein, mutatis mutandis, as if set forth in their entirety herein.

E. This Fourth Amendment shall become effective on the date (“Fourth Amendment Effective Date”) when:

1. The Administrative Agent (or its counsel) shall have received (a) from the Borrower, Holdings and Existing Lenders constituting the Required Lenders, either (i) a counterpart of this Fourth Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Fourth Amendment) that such party has signed a counterpart of this Fourth Amendment, each of which shall have been delivered (including by way of facsimile or other electronic transmission) to the Administrative Agent, c/o Proskauer Rose LLP, Eleven Times Square, New York, NY 10036, Attention: Andrew Eiger (facsimile number: 212-969-2900 / e-mail address: aeiger@proskauer.com).

2. The Administrative Agent shall have received a duly executed copy of the Tax Receivable Agreement.

3. The Administrative Agent shall have received to the extent estimated or invoiced prior to the Effective Date, payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by any Loan Party under Section 9.03(a) of the Credit Agreement).

4. The Administrative Agent shall have received a certificate, dated the Fourth Amendment Effective Date and signed by a Responsible Officer of the Borrower on behalf of each Loan Party, confirming compliance with the conditions precedent set forth in paragraphs 5 and 6 below.

5. At the time of and immediately after giving effect to the Transactions, no Default or Event of Default shall have occurred and be continuing.

6. The representations and warranties of each Loan Party contained in Section V.A above and in the other Loan Documents shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the Fourth Amendment Effective Date or on such earlier date, as the case may be.

F. Each Loan Party listed on the signatures pages hereof consents to the terms hereof and hereby acknowledges and agrees that any Loan Document to which it is a party or otherwise bound shall continue in full force and effect (including, without limitation, the pledge and security interest in the Collateral granted by it pursuant to the Security Documents). Each of the Loan Parties party hereto (in its capacity as debtor, grantor, pledger, guarantor, assignor, or in any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be) hereby (i) acknowledges and agrees that this Fourth Amendment does not constitute a novation or termination of the “Secured Obligations” under the Collateral Agreement or other Loan Documents as in effect prior to the Fourth Amendment Effective Date and which remain outstanding as of the Fourth Amendment Effective Date, (ii) acknowledges and agrees that the “Secured Obligations” under the Collateral Agreement and the other Loan Documents (as amended hereby) are in all respects continuing, (iii) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto), (iv) to the extent such Loan Party granted Liens on any of its Collateral pursuant to any such Loan Document as security for or otherwise guaranteed the Borrower’s Secured Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and Liens are in all respects continuing and in full force and effect and shall continue to secure all of the “Secured Obligations” under the Collateral Agreement or other Loan Documents, including, without limitation, all of the Secured Obligations as amended hereby and (v) agrees that this Fourth Amendment shall in no manner impair or otherwise adversely affect any of such Liens.

Each Loan Party acknowledges and agrees that nothing in the Credit Agreement, this Fourth Amendment or any other Loan Document shall be deemed to require the consent of such Loan Party to any future waiver of the terms of the Credit Agreement.

G. From and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the “Credit Agreement,” shall mean and be a reference to the Credit Agreement, as amended by this Fourth Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written.

Borrower:	SKINNYPOP POPCORN LLC

By:
Name:
Title:

Holdings:	AMPLIFY SNACK BRANDS, INC.

By:
Name:
Title:

SkinnyPop – Signature Page to Fourth Amendment to Credit Agreement

JEFFERIES FINANCE LLC, as Administrative Agent

By:
Name:
Title:

SkinnyPop – Signature Page to Fourth Amendment to Credit Agreement

JEFFERIES FINANCE LLC, as an Existing Lender

By:
Name:
Title:

SkinnyPop – Signature Page to Fourth Amendment to Credit Agreement

[INSERT LENDER NAME], as an existing Lender

By:
Name:
Title:

SkinnyPop – Signature Page to Fourth Amendment to Credit Agreement